UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
______________________

Date of Report (Date of earliest event reported): January 12, 2026

OrthoPediatrics Corp.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-38242	26-1761833
(Commission File Number)	(I.R.S. Employer Identification Number)

2850 Frontier Drive Warsaw, Indiana	46582
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (574) 268-6379

Not Applicable
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00025 par value per share	KIDS	Nasdaq Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 2.02. Results of Operations and Financial Condition.

On January 12, 2026, OrthoPediatrics Corp. (the "Company”) issued a press release announcing its preliminary unaudited net revenue and free cash flow for the fourth quarter and full year ended December 31, 2025, providing management's projection of 2026 net revenue and providing a related business update. The press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 2.02, including the information incorporated by reference herein from Exhibit 99.1, is furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The financial information set forth in this Form 8-K reflects the Company's current preliminary net revenue and free cash flow estimates, is subject to the completion of its audit process, and is subject to change. The Company's fourth quarter and full year ended December 31, 2025 results could differ materially from the preliminary estimates provided in this form 8-K. The Company's net revenue for the full year ended December 31, 2026 could also differ materially from the forecasted amounts. You are cautioned not to place undue reliance on these forward-looking statements, which reflect management's analysis only as of the date of this Form 8-K. You should refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 5, 2025, as updated and supplemented by our other SEC reports filed from time to time, for a discussion of important factors that may cause our actual results and net revenue to differ materially from those expressed or implied by these forward-looking statements. Given these risks, uncertainties and other factors, many of which are beyond our control, you are cautioned not to place undue reliance on these forward-looking statements. The Company undertakes no obligation to publicly release the results of any revision or update of the forward-looking statements, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits
	Exhibit No.	Description
	99.1	Orthopediatrics Corp. Press release dated January 12, 2026
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
* * * * * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OrthoPediatrics Corp.

Date: January 12, 2026	By:	/s/ Daniel J. Gerritzen
Daniel J. Gerritzen, General Counsel and Secretary